SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                              [Amendment No. ____]

Filed by the Registrant [X]
Filed by a party other than the Registrant  [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material under ss. 240.14a-12

                           DOUBLE EAGLE PETROLEUM CO.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:

         2. Form, Schedule or Registration Statement No.:

         3. Filing Party:

         4. Date Filed:

                            DOUBLE EAGLE PETROEUM CO.
                               777 Overland Trail
                              Casper, Wyoming 82601
                                 (307) 237-9330

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held June 8, 2004

To our stockholders:

     The Annual Meeting of Stockholders of Double Eagle Petroleum Co., a Maryland corporation (the "Company"), will be held on Tuesday, June 8, 2004 at 10:00 a.m. (local time) at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, for the following purposes:

     1.   To elect three directors of the Company's Board of Directors;

     2. To ratify the selection of Hein + Associates LLP to serve as the Company's certified independent accountants for the fiscal year ending December 31, 2004; and

     3. To transact any other business that properly may come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 19, 2004 are entitled to notice of, and to vote at, the Annual Meeting.

     All stockholders are extended a cordial invitation to attend the Annual Meeting.

                                     By Order of the Board of Directors

                                     /s/ Carol A. Osborne
                                     ------------------------------------------
Casper, Wyoming                      Carol A. Osborne
May 7, 2004                          Corporate Secretary

The form of proxy is enclosed. To assure that your shares will be voted at the meeting, please complete and sign the enclosed proxy and return it promptly in the enclosed, postage prepaid, addressed envelope. No additional postage is required if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

                                 PROXY STATEMENT
                           DOUBLE EAGLE PETROLEUM CO.
                               777 Overland Trail
                              Casper, Wyoming 82601
                                 (307) 237-9330

                         ANNUAL MEETING OF STOCKHOLDERS
                             To be held June 8, 2004

                               GENERAL INFORMATION

     The enclosed proxy is solicited by and on behalf of the management of Double Eagle Petroleum Co. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, June 8, 2004, at 10:00 a.m. (local time), at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, and at any adjournment of the Annual Meeting. It is planned that this Proxy Statement and the accompanying proxy will be mailed to the Company's stockholders on or about May 10, 2004.

     Any person signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company's corporate secretary, or by electing to vote in person at the Annual Meeting.

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, officers and regular employees of the Company may make solicitations of proxies by telephone or telegraph or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse them for their charges and expenses in this connection.

     All voting rights are vested exclusively in the holders of the Company's $0.10 par value common stock, with each share entitled to one vote. Only stockholders of record at the close of business on April 19, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On April 19, 2004, the Company had 8,464,404 shares outstanding. Cumulative voting is not permitted in the election of directors or otherwise.

     A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, the Company may postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy being solicited by this proxy statement requests authority for the proxy holders, in their discretion, to vote the stockholders' shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, proxies received pursuant to this proxy statement will be voted in the same manner described in this proxy statement with respect to the original meeting.

     Our Annual Report to stockholders, including financial statements for the fiscal year ended December 31, 2003, is being mailed to stockholders with this proxy statement, but that Annual Report does not constitute part of the proxy soliciting material.

                            1. ELECTION OF DIRECTORS

     At the Annual Meeting, the stockholders will elect three members of the Board of Directors of the Company. Each director will be elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and has qualified. The affirmative vote of a majority of the shares represented at the Annual Meeting is required to elect each director. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management's nominees for directors of the Company. Each of the nominees currently is a director of the Company. Beth McBride and Ken M. Daraie, who currently are directors, each has requested that they not be nominated for an additional term as directors. Their respective current terms as directors will expire at this Annual Meeting of Stockholders on June 8, 2004.

     It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

     The following table sets forth, with respect to each nominee for director, the nominee's age, his positions and offices with the Company, the expiration of his term as a director, and the year in which he first became a director of the Company. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees for director, including stock ownership and compensation, see "--Executive Compensation", "--Security Ownership Of Certain Beneficial Owners And Management" and "--Certain Relationships And Related Transactions"


                                      Position with          Expiration of       Initial Date
            Name           Age        the Company            Term of Director    as Director
----------------------------------------------------------------------------------------------

Stephen H. Hollis          53         Chief Executive        2005 Annual           1989
                                      Officer,               Meeting
                                      President and
                                      Director

Roy G. Cohee               54         Director (1)           2005 Annual           2001
                                                             Meeting

Thomas A. Prendergast      70         Director (1)           2005 Annual           2002
                                                             Meeting

                                        3

(1) Member of the Audit Committee and the Compensation Committee. Beth McBride and Ken M. Daraie, whose terms will expire at this Annual Meeting, also currently serve on these committees.

     Stephen H. Hollis has served as our President and Chief Executive Officer since January 1994 and previously served as our Vice President from December 1989 through January 1994. Mr. Hollis has served as a Director of the Company since December 1989. Mr. Hollis has served as the Vice President of Hollis Oil & Gas Co., a small oil and gas company, since January 1994 and served as the President of Hollis Oil & Gas Co. from June 1986 through January 1994. Mr. Hollis was a geologist for an affiliate of United Nuclear Corporation from 1974 to 1977 and a consulting geologist from 1977 to 1979. In 1979, Mr. Hollis joined Marathon Oil Company and held various positions until 1986, when he founded Hollis Oil & Gas Co. Mr. Hollis is a past President of the Wyoming Geological Association and past President of the Rocky Mountain Section of the AAPG. Mr. Hollis received a B.A. Degree in Geology from the University of Pennsylvania in 1972 and a Masters Degree in Geology from Bryn Mawr College in 1974.

     Roy G. Cohee has served as a Director of the Company since January 25, 2001. He has served as President of C & Y Transportation Co. since 1986. C & Y Transportation Co. started business in Casper, Wyoming in 1966 and is a privately held company focused on the transportation and storage of oil field equipment and supplies throughout the Western U.S. and Canada. Mr. Cohee has been with C & Y Transportation Co. since its beginning in 1966. Mr. Cohee was elected to his first term in the Wyoming House of Representatives in 1998 and currently is in his second term. He sits on the Wyoming House Highways and Transportation Committee and the House Revenue Committee.

     Thomas A. Prendergast is a Certified Public Accountant and graduated from Fordham University in 1955 with a Bachelor of Science Degree. He has served as a Director of the Company since July 2002. Since 1986, Mr. Prendergast has been Chairman of the Board of Scot Holdings, Inc., a Texas based investment company. Mr. Prendergast also served as Chairman of Market Guide, Inc. until September 1999, when it merged with another internet company. Mr. Prendergast has served as a Director on 16 public boards in various industries. Mr. Prendergast was a founder and President of the El Paso Community College in El Paso, Texas, where he served for thirteen years.

Other Executive Officers

     We have three executive officers who are not named in the above table:
David C. Milholm, D. Steven Degenfelder and Carol A. Osborne.

     Mr. Milhom, 54, has served as our Chief Financial Officer since May 2003. Prior to joining us, Mr. Milholm served as a financial consultant to several energy companies between 2001 and 2003. From 1995 to 2001, Mr. Milholm served as Vice President, Chief Operating Officer and Chief Financial Officer of AlloSource, a Denver-based biomedical company. Before that, Mr. Milholm held Controller positions with Western Gas Resources, BWAB Inc. and Wintershall Oil and Gas Corp. Mr. Milholm began his career with Price Waterhouse Coopers in Denver where he became a Certified Public Accountant. Mr. Milholm received his MBA from the University of Denver in 1973 and his BSBA in Accounting from the Colorado State University in 1972.

     Mr. Degenfelder, 47, has served as our Vice President since February 1998. Mr. Degenfelder began his career in the oil and gas business as a roustabout in the oil fields of southeast New Mexico. After graduating from college, he held various land management positions with Marathon Oil Company from 1979 to 1981, Paintbrush Petroleum Corporation from 1981 to 1985 and Tyrex Oil Company from 1985 to 1995, where he served as Vice President and Director. Mr. Degenfelder served as Deputy Director of the Wyoming Office of State Lands and Investments from 1995 to 1997. He currently serves on the Board of Directors of the Petroleum Association of Wyoming and is Chairman of the Natrona County Planning and Zoning Commission. He is a member of the American Association of Professional Landmen and is past President of the Wyoming Association of Professional Landmen. Mr. Degenfelder is a Certified Professional Landman and received his degree in Business Administration from Texas Tech University in 1979.

     Ms. Osborne, 52, has served as our Secretary since January 1996 and previously served as our Assistant Secretary from December 1989 until January 1996. Ms. Osborne has also served as our Office Manager since 1981.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 (a) of the Securities Exchange Act of 1934, as amended requires our directors, executive officers, and holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities. We believe that during the fiscal year ended December 31, 2003, our officers, directors and holders of more than 10% of our outstanding common stock complied with all Section 16(a) filing requirements. In making these statements, we have relied upon the written representations of our directors and officers.

Board of Directors and Committees

     The Board of Directors met six times during the fiscal year ended December 31, 2003 and each director attended at least 75% of the Board and committee meetings he or she was eligible to attend. The standing committees of the Board include the Compensation Committee and the Audit Committee, each consisting entirely of non-employee directors. The Board has not appointed a nominating committee. We encourage all incumbent directors, as well as all nominees for election as director, to attend the annual meeting of stockholders. One of five incumbent directors attended the 2003 Annual Meeting of Stockholders held on January 27, 2003.

     The Compensation Committee met five times during fiscal year ended December 31, 2003 and all members of the Compensation Committee participated in all the meetings. The Compensation Committee has the authority to establish policies concerning compensation and benefits for our employees. The Compensation Committee reviews and makes recommendations concerning our compensation policies and the implementation of those policies and determines compensation and benefits for executive officers. The Compensation Committee currently consists of Messrs. Cohee, Daraie and Prendergast and Ms. McBride.

     The Audit Committee met five times during the fiscal year ended December 31, 2003. The Audit Committee is primarily responsible for the effectiveness of our accounting policies and practices, financial reporting and internal controls. The Audit Committee currently consists of Messrs. Prendergast (Chairman), Cohee and Daraie and Ms. McBride. The Board of Directors has determined that Mr. Prendergast is our "audit committee financial expert", as defined by the rules and regulations of Regulation S-B.

     Our Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee will review and assess the adequacy of the Audit Committee charter annually. A copy of the charter is attached as Appendix A to this proxy statement.

     We do not have a nominating committee primarily because, given the small size of our Board, the Board has not determined to establish another standing committee. Nominees for director will be selected or recommended by our directors who meet the Nasdaq independence standards, who immediately after the Annual Meeting will be Messrs. Cohee and Prendergast. In selecting nominees for the Board, we seek a board with a variety of experiences and expertise, and we will consider business experience in the industry in which we operate, financial expertise, independence from transactions with us, experience with publicly traded companies, experience with relevant regulatory matters in which we are involved, and reputation for integrity and professionalism. The independent directors will consider in good faith director candidates who meet the minimum qualifications and who are recommended by stockholders.

     Our bylaws contain a specific provision regarding nominations by made by stockholders for the election of directors. To be considered for nomination by the Board at the next annual meeting of stockholders, the nominations must be made by stockholders of record entitled to vote. Stockholder nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Secretary of the Company at the Company's principal business address, not fewer than 53 days nor more than 90 days prior to any meeting of the stockholders at which directors are to be elected. If fewer than 60 days' notice of the meeting is given to stockholders, stockholders nominations for director must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Secretary of the Company at the Company's principal business address not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders. Each notice of nomination of directors by a stockholder must contain certain information about the proposed nominee, including name, age, business address and, if known, residence address of each nominee proposed in that notice, the principal occupation or employment for the five years preceding the date of the notice, the number of shares of the Company's common stock beneficially owned by each nominee and any arrangement, affiliation, association, agreement or other relationship of the nominee with any Company stockholder. The Board of Directors or a nominating committee of the Board, if one is formed in the future, will consider nominations for directors submitted by stockholders in accordance with the above procedure. The chairman of any meeting of our stockholders may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure and that the defective nomination will be disregarded.

Shareholder Communications to the Board

     Stockholders wishing to send communications to the Board may contact Stephen H. Hollis, our President, Chief Executive Officer and Chairman of the Board, at our principal executive office address. All such communications shall be shared with the members of the Board, or if applicable, a specified committee or director.

Audit Committee Report

     The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 and the unaudited financial statements included in the Quarterly Reports on Form 10-QSB for each of the first three quarters of the fiscal year ended December 31, 2003.

     The Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors' judgments as to the quality, not just the acceptability, of the Company's accounting Principles and such other matters as are required to be discussed by the auditors with the Committee under Statement on Auditing Standard No. 61, as amended. In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. The Committee considered whether the auditors' providing services on behalf of the Company other than audit services is compatible with maintaining the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for the audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of the auditors' examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee met five times during the fiscal year ended December 31, 2003 and met one time during the quarter ended March 31, 2004. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC. The Committee also selected the Company's independent auditors.

                               The Audit Committee
                                Ken M. Daraie
                                Beth McBride
                                Roy G. Cohee
                                Thomas A. Prendergast

Code of Ethics

     We adopted a Code of Ethics that applies to Mr. Hollis, our Chief Executive Officer, and Mr. Milholm, our Chief Financial Officer. The Code of Ethics was filed with the SEC as an exhibit to our Form 10-KSB on April 7, 2004.

Executive Compensation


Summary Compensation Table

     The following table sets forth in summary form the compensation received during each of the last three completed fiscal years by Stephen H. Hollis, our President and Chief Executive Officer, and Bob D. Brady, Jr., our former Vice President (collectively, the "Named Executive Officers"). Other than the Named Executive Officers, none of our employees received total salary and bonus exceeding $100,000 during any of the last three fiscal years.

                           Summary Compensation Table

                                                                                       Long-Term Compensation
                                Annual Compensation                                 Awards                  Payouts
                  ---------------------------------------------------             ----------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                               Restricted    Securities
                           Fiscal                           Other Annual       Stock         Underlying    LTIP        All Other
Name and                   Year       Salary      Bonus     Compensation       Awards        Options       Payouts     Compensation
Principal Position         Ended      ($)(1)      ($)(2)    ($)(3)             ($)           (#)           ($)(4)      ($)(5)
---------------------------------------------------------------------------------------------------------------------------------

Stephen H. Hollis,         2003          108,000    68,592             -0-           -0-        12,000         -0-             -0-
  Chief Executive          2002           72,000    48,000             -0-           -0-        25,000         -0-             -0-
  Officer and President    2001           72,000    30,000             -0-           -0-        50,000         -0-             -0-
-----------------------------------------------------------------------------------------------------------------------------------

Bob D. Brady, Jr.,         2003          109,000    13,000             -0-           -0-           -0-         -0-             -0-
  Vice President (6)       2002           72,674       -0-             -0-           -0-           -0-         -0-             -0-
                           2001              -0-       -0-             -0-           -0-           -0-         -0-             -0-
-----------------------------------------------------------------------------------------------------------------------------------


     (1) The dollar value of base salary (cash and non-cash) received during the year indicated.

     (2) The dollar value of bonus (cash and non-cash) received during the year indicated.

     (3) During the period covered by the Summary Compensation Table, we did not pay any other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property.

     (4) We do not have in effect any plan that is intended to serve as incentive for performance to occur over a period longer than one fiscal year except for our 1996, 2000, 2002 and 2003 stock option plans.

     (5) During the period covered by the Summary Compensation Table, we did not pay any other compensation received that we could not properly report in any other column of the Summary Compensation Table.

     (6)  Mr. Brady's employment with us terminated on February 20, 2004.

Option Grants Table

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 2003 to our Named Executive Officers. See "--Stock Option Plans".

Option Grants For Fiscal Year Ended December 31, 2003

                               (Individual Grants)

                              Number of     % of Total
                              Securities    Options          Exercise
                              Underlying    Granted to       or Base
                              Options       Employees        Price        Expiration
Name                          Granted (#)   in Fiscal Year   ($/Sh)       Date
--------                      -----------   --------------   ---------    -----------

Stephen H. Hollis,
Chief Executive Office
and President                   12,000            32%           6.15       02/04/06

Bob D. Brady, Jr.,
Vice President (1)               6,743            18%          14.83       11/11/06


(1) Mr. Brady's employment with us terminated February 20, 2004.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended December 31, 2003 by the Named
Executive Officers, and the fiscal year-end value of unexercised options held by our Chief Executive Officer, who also is our President.

                                       9



                                  Aggregated Option Exercises In Fiscal Year Ended December 31, 2003
                        And Fiscal Year-End Option Values

                                                                       Number of

                  Securities                Value of

                  Underlying                Unexercised

                                                                       Unexercised
                                                                       In-The-Money

                                                                       Options at                Options at
                                                                       Fiscal                    Fiscal
                                                                       Year End(#)(3)            Year End($)(4)
                           Shares
                           Acquired on         Value                   Exercisable/              Exercisable/
Name                       Exercise (#)(1)     Realized ($)(2)         Unexercisable             Unexercisable
------------------         ---------------     ---------------         --------------            -------------

Stephen H. Hollis,
Chief Executive
Officer and
President                  50,000              165,312                 87,000/0                  931,388/0

Bob D. Brady, Jr.

Vice President(5)               0                  -0-                  6,743/0                    -0-/0


(1) The number of shares received upon exercise of options during the fiscal year ended December 31, 2003.

(2) With respect to options exercised during the fiscal year ended December 31, 2003, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3) The total number of unexercised options held as of December 31, 2003, separated between those options that were exercisable and those options that were not exercisable on that date.

(4) For all unexercised options held as of December 31, 2003, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those unexercised options, based on the closing price of our common stock on December 31, 2003. The closing bid price for our common stock on December 31, 2003 was $15.25 per share.

(5)  Mr. Brady's employment with us terminated February 20, 2004.

Compensation Committee Interlocks and Insider Participation

     No person who served as a member of the Compensation Committee during the year ended December 31, 2003 was, during that year, an officer or employee of the Company or of any of its subsidiaries, or was formerly an officer of the Company or of any of its subsidiaries.

Stock Option Plans

The 1996 Stock Option Plan

     In May 1996, our Board of Directors approved our 1996 Stock Option Plan (the "1996 Plan"), which subsequently was approved by our stockholders. Pursuant to the 1996 Plan, we may grant options to purchase an aggregate of 200,000 shares of our common stock to key employees, directors, and other persons who have or are contributing to our success. The options granted pursuant to the 1996 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 1996 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 1996 Plan. At December 31, 2003, no options to purchase shares of common stock were outstanding under the 1996 Plan and no additional options could be granted under the 1996 Plan.

The 2000 Stock Option Plan

     In December 1999, our Board of Directors approved the Company's 2000 Stock Option Plan (the "2000 Plan"), which was subsequently approved by our stockholders. Pursuant to the 2000 Plan, we may grant options to purchase an aggregate of 200,000 shares of our common stock to key employees, directors, and other persons who have or are contributing to our success. The options granted pursuant to the 2000 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 2000 Plan is administered by an option committee that determines the terms of the options, subject to the requirements of the 2000 Plan. At December 31, 2003, options to purchase 145,354 shares of common stock were outstanding under the 2000 Plan and no additional options to purchase could be granted under the 2000 Plan.

The 2002 Stock Option Plan

     In December 2001, our Board of Directors approved our 2002 Stock Option Plan (the "2002 Plan"), which subsequently was approved by our stockholders. Pursuant to the 2002 Plan, we may grant options to purchase an aggregate of 300,000 shares of our common stock to key employees, directors, and other persons who have or are contributing to our success. The options granted pursuant to the 2002 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 2002 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 2002 Plan. At December 31, 2003, options to purchase 11,272 shares of common stock were outstanding under the 2002 Plan and options to purchase an additional 284,728 shares could be granted under the 2002 Plan.

The 2000 Stock Option and Compensation Plan

     In November 2002, our Board of Directors approved our 2003 Stock Option And Compensation Plan (the "2003 Plan"), which was subsequently approved by our stockholders. Pursuant to the 2003 Plan, we may grant options to purchase an aggregate of 300,000 shares of our common stock to key employees, directors, and other persons who have or are contributing to our success. The options granted pursuant to the 2003 Plan may be incentive options qualifying for beneficial tax treatment for the recipient or they may be non-qualified options. The 2003 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 2003 Plan, except that the option committee shall not administer the 2003 Plan with respect to automatic grants of shares and options to directors of the Company who are not also employees of the Company ("Outside Directors"). The option committee may be the entire Board or a committee of the Board. Outside Directors automatically receive options to purchase 10,000 shares pursuant to the 2003 Plan at the time of their election as an Outside Director and thereafter on the first business day after each annual meeting of stockholders if still an Outside Director at that time. These Outside Directors options are exercisable at the time of grant. The exercise price for options granted to Outside Directors is equal to the fair market value of our common stock on the date of grant. All options granted to Outside Directors expire three years after the date of grant. The 2003 Plan also provides that Outside Directors will receive 2,000 shares of common stock at the time of their election as an Outside Director and on the first business day after each annual meeting of stockholders during the term of the 2003 Plan while they remain Outside Directors. At December 31, 2003, no options to purchase shares of common stock were outstanding and 20,000 shares of common stock had been issued under the 2003 Plan, and options to purchase an additional 280,000 shares could be granted under the Plan.

Equity Compensation Plan Information

         The following table provides information as of December 31, 2003 with respect to shares of common stock that may be issued under our existing equity compensation plans. We have four equity compensation plans--the 1996 Stock Option Plan, the 2000 Stock Option Plan, the 2002 Stock Option Plan and the 2003 Stock Option and Compensation Plan.

                               (a)                            (b)                           (c)
                                                                                             Number
                                                                                             of
                                                                                             securities
                                                                                             remaining available for
                               Number of securities to be                                    future issuance under equity
                               issued upon exercise of        Weighted-average exercise      compensation plans
                               outstanding options,           price of outstanding           excluding securities
                               warrants and                   options, warrants and          (reflected in column (a))
Plan category                  rights                         rights                         column (a))
Equity compensation plans
approved by security                     180,626                          $5.43                      564,728(1)
holders

Equity compensation plans              80,860(2)                           4.54                             -0-
not approved by security
holders
                                         261,486                          $5.15                         564,728
Total


(1) Represents no shares available for issuance under the 1996 Stock Option Plan, no shares available for issuance under the 2000 Stock Option Plan, 288,728 shares available for issuance under the 2002 Stock Option Plan and 280,000 shares available for issuance under the 2003 Stock Option and Compensation Plan.

(2) These options were granted to directors and officers outside of our plans which were not approved by shareholders. These options vest over a three-year period from the grant date and expire three to five years from the grant date.



Compensation of Outside Directors

     Outside Directors are paid $500 for each meeting of the Board of Directors that they attend. In addition, each Outside Director will receive 2,000 shares of common stock and options to purchase 5,000 shares each year pursuant to the 2003 Plan. Directors also are reimbursed for expenses incurred in attending meetings and for other expenses incurred on our behalf. In February 2003, we issued 2,000 shares of common stock to each Outside Director at that time and each Outside Director at that time was granted options to purchase 5,000 shares of common stock for $6.15 per share. These options expire February 4, 2006.

Security Ownership Of Certain Beneficial Owners And Management

     As of April 19, 2004, there were 8,464,404 shares of common stock outstanding. The following table summarizes certain information as of April 19, 2004 with respect to the beneficial ownership of our common stock (i) by our directors, (ii) by stockholders known by us to own 5% or more of our common stock, and (iii) by all officers and directors as a group.

--------------------------------------------------------------------------------
                                                             Percentage of
Name and Address of                 Number of Shares         Class Beneficially
Beneficial Owner                    Beneficially Owned(1)    Owned
--------------------------------------------------------------------------------

Stephen H. Hollis (1)                   733,200(2)                 8.62%
3350 Misty Mountain Road
Casper, Wyoming 82601

Ken M. Daraie                           64,000(3)                     *
6621 S. Poplar
Casper, Wyoming  82601

Beth McBride                            30,100(4)                     *
5801 W. 33rd Ave.
Wheatridge, Colorado  80212

Roy G. Cohee                            29,825(5)                     *
2046 Rustic Drive
Casper, Wyoming  82601

Thomas A. Prendergast                   31,600(6)                     *
725 Montoya Oak
El Paso, Texas  79932

All Executive Officers and            1,046,756(2)(3)              12.18%
Directors as a Group                 (4)(5)(6)(7)(8)
(eight persons)

Hollis Oil & Gas Co.(8)                 350,000                     4.14%

-------------
(*)    Less than one percent.

(1) "Beneficial ownership" is defined in the regulations promulgated by the U.S. Securities and Exchange Commission as having or sharing, directly or indirectly (1) voting power, which includes the power to vote or to direct the voting, or (2) investment power, which includes the power to dispose or to direct the disposition of shares of the common stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) Includes options held by Mr. Hollis to purchase 25,000 shares for $3.80 per share that expire on January 24, 2005 and options to purchase 12,000 shares for $6.15 per share that expire on February 4, 2006. In addition to 346,200 shares owned directly by Mr. Hollis, the table above includes 350,000 shares of common stock owned by Hollis Oil & Gas Co. Mr. Hollis is an officer, director and 51 percent owner of Hollis Oil & Gas Co.

(3) Includes 44,000 shares held by the DL Family Limited Partnership in which Mr. Daraie is a general partner, 10,000 shares held by Mr. Daraie, options to purchase 5,000 shares for $3.80 per share that expire January 24, 2005 and options to purchase 5,000 shares for $6.15 per share that expire on February 4, 2006 held by Mr. Daraie.

(4) Includes options to purchase 5,000 shares for $3.80 per share that expire January 24, 2005 and options to purchase 5,000 shares for $6.15 per share that expire on February 4, 2006 held by Ms. McBride.

(5) Includes options to purchase 5,000 shares for $3.80 per share that expire January 25, 2005 and options to purchase 5,000 shares for $6.15 per share that expire on February 4, 2006 held by Mr. Cohee.

(6) Includes 24,600 shares beneficially owned of record by Scot Holding Inc., which is wholly owned by Mr. Prendergast's family of which Mr. Prendergast is a Director and Chairman, 2,000 shares held by Mr. Prendergast and options to purchase 5,000 shares for $6.15 per share that expire on February 4, 2006 held by Mr. Prendergast.

(7) In addition to the shares described in footnotes (2), (3), (4), (5), (6) and (8), the shares owned by All Executive Officers and Directors as a Group, includes: 20,270 shares, options to purchase 10,000 shares for $3.80 per share until January 24, 2005 and options to purchase 6,000 shares for $6.15 per share that expire on February 4, 2006 held by Carol Osborne, our Secretary; 81,685 shares, options to purchase 20,000 shares for $3.80 per share until January 24, 2005 and options to purchase 10,000 shares for $6.15 per share that expire on February 4, 2006 held by D. Steven Degenfelder, our Vice President; and options to purchase 6,743 shares for $14.83 per share that expire on November 11, 2006 and options to purchase 3,333 shares for $6.31 per share that expire on May 1, 2009 held by David
     C. Milholm, our Chief Financial Officer.

(8) The shares owned by Hollis Oil & Gas Company are shown or included as beneficially owned three times in the table: once as beneficially owned by Hollis Oil & Gas Company, again under the beneficial ownership of Mr. Hollis, and also as a part of the shares beneficially owned by All Executive Officers and Directors as a Group.

Certain Relationships And Related Transactions

     The Company and certain of our directors, officers and stockholders are joint holders in proved and unproved oil and gas properties. During the normal course of business, we pay or receive monies and in turn bill or pay the interest to holders for their respective shares. These transactions are immaterial in amount when compared to our total receipts and expenditures. They are accounted for as part of the normal joint interest billing function.

     In November 1998, we completed a private placement offering of 374,750 units of common stock and common stock purchase warrants for $1.375 per unit. Each unit consists of one share of common stock and a warrant to purchase one share of common stock for $1.375 per share until October 16, 2003. The warrants are redeemable by us at a price of $.001 per warrant commencing April 2001 if our common stock trades at a price of at least $3.00 per share for 20 of the 30 trading days preceding the date on which we give notice of redemption. Thomas J. Vessels and his wife purchased 153,500 of the units and established trusts for the benefit of Mr. Vessels' minor children with a purchase of 1,000 units for each of the three children. In addition, we entered into a consulting agreement with Mr. Vessels pursuant to which Mr. Vessels agreed to assist us in locating possible oil and gas transactions in which we may participate. This agreement was in effect until January 30, 2000. We agreed to issue to Mr. Vessels options to purchase 36,500 shares of common stock for $1.375 per share until October 16, 2001 and to reimburse Mr. Vessels for up to $1,000 per month in expenses incurred in performing services on behalf of the Company during the term of the agreement. In October 2001, Mr. Vessels exercised all these options. We also agreed to cause Mr. Vessels to be elected to the Board of Directors and to nominate Mr. Vessels to serve as a director during the term of this agreement. Pursuant to this agreement Mr. Vessels was elected as a director at the Annual Meeting of Shareholders held in January 1999. Mr. Vessels no longer serves on our Board. Since the expiration of this agreement, Mr. Vessels has continued to assist us in locating possible oil and gas transactions, and we have reimbursed Mr. Vessel's out-of-pocket expenses for these services. In addition, we compensated Mr. Vessels for these services by issuing him options to purchase 36,500 shares on January 26, 2000 for $3.09375 until January 26, 2003, options to purchase 36,500 shares on January 25, 2001 for $4.53125 until January 25, 2004, and options to purchase 18,250 shares on January 24, 2002 for $3.80 until January 24, 2005. All of these options either have expired or have been exercised.

     A company owned by Ken M. Daraie, a member of our Board of Directors, acts as operator on a property owned by us. That company also performs services on other producing properties in which we own an interest and on drilling projects in which we participate. Amounts paid by us to this company were $68,241, $19,513 and $60,860 for fiscal 2003, the four months ended December 31, 2002 and fiscal 2002, respectively.

          2. PROPOSAL TO RATIFY THE SELECTION OF HEIN + ASSOCIATES LLP
                      AS CERTIFIED INDEPENDENT ACCOUNTANTS

     On October 13, 2003, we replaced Lovelett, Skogen & Associates, P.C. as our independent accountants and engaged Hein + Associates LLP as our principal accountant to audit our financial statements. The decision to change was approved by the Board of Directors. Lovelett, Skogen & Associates, P.C.'s report on the financial statements for either of the past two years did not contain an adverse opinion and was not modified as to uncertainty, audit scope or accounting principles. A current report on Form 8-K was filed with the SEC on October 15, 2003 regarding the change of auditors.

     An affirmative vote of the majority of shares represented at the Annual Meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the stockholders; however, our Board of Directors believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board of Directors may reconsider its selection of Hein + Associates LLP. It is expected that one or more representatives of Hein + Associates LLP will be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

Audit Fees

     The aggregate fees billed for professional services rendered by Lovelett, Skogen & Associates P.C. for its audit of our annual financial statements and its review of our financial statements included in Forms 10-QSB in fiscal years 2002 and 2003 were $15,641 and $15,321, respectively. The aggregate fees billed for professional services rendered by Hein + Associates LLP for its audit of our annual financial statements and its reviews of our financial statements included in Forms 10-QSB in fiscal year 2003 were $32,500.

Audit-Related Fees

     There were no fees billed for audit related services by Lovelett, Skogen & Associates P.C. in fiscal years 2002 and 2003. The aggregate fees billed for audit related services by Hein + Associates LLP in fiscal year 2003 were $9,140. These fees were accrued in connection with the implementation of new accounting pronouncements.

Tax Fees

     There were no fees billed in by our independent auditors in each of fiscal years 2003 and 2002 for professional services for tax compliance, tax advice or tax planning.

All Other Fees

     There were no fees billed in by our independent auditors each of fiscal years 2003 and 2002 for professional services other than the services described above.

Audit Committee Pre-Approval Policies

     Our Audit Committee charter provides that either (i) the Audit Committee shall pre-approve all auditing and non-auditing services of the independent auditor, subject to de minimus exceptions for other than audit, review or attest services that are approved by the Audit Committee prior to completion of the audit; or (ii) that the engagement of the independent auditor be entered into pursuant to pre-approved policies and procedures established by the Audit Committee, provided that the policies and procedures are detailed as to the particular services and the Audit Committee is informed of each service. The Audit Committee pre-approved 100% of Hein + Associates LLP fees for audit services in fiscal year 2003. Audit-related fees for services performed by Hein + Associates LLP in fiscal year 2003 were not recognized by us at the time of the engagement to be non-audit services. Except as indicated above, there were no fees other than audit fees for fiscal years 2002 and 2003, and the auditors engaged performed all the services described above with their full time permanent employees.

     The Board of Directors unanimously recommends a vote "FOR" the proposal to ratify the selection of Hein + Associates LLP as the Company's certified independent accountants.

                                VOTING PROCEDURES

     Votes at the Annual Meeting are counted by an inspector of election appointed by the chairman of the meeting. If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to stockholders for their consideration unless a different number of votes is required by statute or our articles of incorporation. Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his or her proxy card and withholds authority to vote on any matter, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

                             STOCKHOLDER PROPOSALS;
                     DISCRETIONARY AUTHORITY TO VOTE PROXIES

     In order to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders following the end of our 2004 fiscal year, proposals by individual stockholders must be received by us no later than December 7, 2004.

     In addition, the proxy solicited by the Board of Directors for the 2005 annual meeting of stockholders following the end of our 2004 fiscal year will confer discretionary authority on any stockholder proposal presented at that meeting unless we are provided with notice of that proposal no later than March 15, 2005.

                      AVAILABILITY OF REPORTS ON FORM 10-K

     Upon written request, we will provide, without charge, a copy of our Annual Report on Form 10-KSB for the fiscal year ended August 31, 2002 to any of our stockholders of record or to any stockholder who owns common stock listed in the name of a bank or broker as nominee at the close of business on April 12, 2004. Any request for a copy of our Annual Report on Form 10-KSB should be mailed to the Secretary, Double Eagle Petroleum Co., P. O. Box 766, Casper, Wyoming 82601.

                                 OTHER BUSINESS

     Our management does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the Annual Meeting, the persons named in the enclosed form of proxy will vote such proxy according to their judgment on such matters.

Dated:  May 7, 2004                          /s/  Carol A. Osborne
                                             ----------------------------------
                                                  Carol A. Osborne
                                                  Corporate Secretary


                                    * * * * *

                                                                     APPENDIX A
                                                                     ----------
                          Double Eagle Petroleum, Inc.

                        Restated Audit Committee Charter

Purpose

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") is to oversee the processes of accounting and financial reporting of the Company and the audits and financial statements of the Company. Committee Structure The Audit Committee shall consist of at least three directors. Each member of the Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission. The Board may, at any time and in its complete discretion, replace a Committee member.

Meetings

The Committee shall meet in executive session at least twice a year.

The Committee shall maintain minutes and other relevant documentation of all its meetings.

Committee Authority and Responsibilities

The Committee shall directly appoint, retain and compensate the Company's independent auditor, subject to shareholder approval. The Committee has the sole authority to approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditor. The Committee shall be directly responsible for overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditor shall report directly to the Committee.

The Committee shall preapprove all auditing and non-auditing services of the independent auditor, subject to de minimus exceptions for other than audit, review, or attest services that are approved by the Committee prior to completion of the audit. Alternatively, the engagement of the independent auditor may be entered into pursuant to pre-approved policies and procedures established by the Committee, provided that the policies and procedures are detailed as to the particular services and the Committee is informed of each service.

The Committee shall have the authority to engage, without Board approval, independent legal, accounting, and other advisors as it deems necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Committee, to compensate the independent auditor, outside legal counsel, or any other advisors employed by the Committee, and to pay ordinary Committee administrative expenses that are necessary and appropriate in carrying out its duties.

The Committee shall review and reassess the adequacy of this Charter on an annual basis and submit proposed changes to the Board for approval. The Committee has the powers and responsibilities delineated in this Charter. It is not, however, the Committee's responsibility to prepare and certify the Company's financial statements, to guaranty the independent auditor's report, or to guaranty other disclosures by the Company. These are the fundamental responsibilities of management and the independent auditor. Committee members are not full-time Company employees and are not performing the functions of auditors or accountants.

Oversight of Company's Independent Auditor

The Committee shall assure the regular rotation of the lead audit partner as required by Section 10A(j) of the Exchange Act.

The Committee shall set clear hiring policies for employees or former employees of the independent auditor that are consistent with Section 10A(l) of the Exchange Act.

Disclosure and Financial Statements

The Committee shall obtain, review and discuss reports from the independent auditor regarding: (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor and the reasons for favoring that treatment; and (3) other material written communications between the independent auditor and Company management, such as any management letter or schedule of unadjusted differences.

The Committee shall discuss with the independent auditor and then disclose the matters required to be discussed and disclosed by SAS 61, including any difficulties the independent auditor encountered in the course of the audit work, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

The Committee shall review the CEO and CFO's disclosure and certifications under Sections 302 and 906 of the Sarbanes-Oxley Act.

Compliance and Regulatory Oversight Responsibilities

The Committee shall review and approve all related party transactions.

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company from its employees regarding accounting, internal accounting controls, and auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Committee shall ascertain annually from the independent auditor whether the Company has issues under Section 10A(b) of the Exchange Act.

The Committee shall review with management and the independent auditor any correspondence with regulators and any published reports that raise material issues regarding the Company's accounting policies.

PROXY                                                                     PROXY

                           DOUBLE EAGLE PETROLEUM CO.
                     For the Annual Meeting of Stockholders
               Proxy Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Stephen H. Hollis and David Milholm, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Double Eagle Petroleum Co. (the "Company") to be held at 10:00 a.m. (local time) on Tuesday, June 8, 2004, at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, or any adjournments thereof, on the following matters:

                    [X] Please mark votes as in this example.

1.   ELECTION OF DIRECTORS

          Nominees:  Roy G. Cohee, Stephen H. Hollis and Thomas A. Prendergast

            FOR ALL NOMINEES [ ]

            WITHHELD FROM ALL NOMINEES [ ]

            FOR ALL NOMINEES EXCEPT AS NOTED ABOVE [ ]

2. Proposal to ratify the selection of Hein + Associates LLP as the Company's certified independent accountants.

     [ ] FOR                   [ ] AGAINST              [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon an adjournment or postponement of the meeting.

     [ ] YES                   [ ] NO                   [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                 MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]

     Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2 and 3. This proxy is solicited on behalf of the Board of Directors of Double Eagle Petroleum Co.

                 Dated: ________________________________________

                 Signature: ____________________________________


                 Signature: ____________________________________

                 Signature if held jointly

                                (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)